UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 15, 2013

VICTORY ELECTRONIC CIGARETTES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1880 Airport Drive, Ball Ground, Georgia 30107
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  (770) 308-0720

TECKMINE INDUSTRIES, INC.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 11, 2013, we filed Articles of Merger with the Nevada Secretary of State, to be effective on July 15, 2013, whereby we merged with our wholly owned subsidiary, Victory Electronic Cigarettes Corporation, which was incorporated solely to effect a change in our name. As a result, we have changed our name to “Victory Electronic Cigarettes Corporation”.  The name change became effective with the OTC Bulletin Board at the opening for trading on July 15, 2013 under the new symbol “ECIG”.  Our new CUSIP number is 92644K 104.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits

3.1	Articles of Merger (Pursuant to NRS 92A.200) dated effective July 15, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ELECTRONIC CIGARETTES CORPORATION

July 17, 2013	By:	/s/ Robert Hartford
Robert Hartford
Chief Financial Officer and Treasurer